UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2018
KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, Suite 200
San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2018, Kratos Defense & Security Solutions, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Kratos Public Safety & Security Solutions, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“PSS”), and Securitas Electronic Security, Inc., a Delaware corporation (“Buyer”), pursuant to which the Company has agreed to sell to Buyer all of the issued and outstanding capital stock of PSS, for a purchase price of $69 million in cash, subject to a net working capital adjustment at closing (the “Transaction”).  The Company expects to receive approximately $70 million of net cash proceeds from the Transaction, after taking into account amounts to be paid by the Company pursuant to a negotiated transaction services agreement between the Company and Buyer, receipt by the Company of approximately $7 million in net working capital to be retained by the Company, and associated transaction fees and expenses. The boards of directors of the Company and PSS have approved the Purchase Agreement and the Transaction.

The completion of the Transaction is subject to customary closing conditions, including: (i) conclusion or termination of review by The Committee on Foreign Investment in the United States (“CFIUS”); (ii) the release of all liens on the capital stock of PSS and its subsidiaries; (iii) the transfer, assumption or cancellation of certain performance bonds, guarantees and letters of credit; (iv) the receipt of certain third party consents; (v) subject to certain materiality exceptions, the accuracy of the representations and warranties made by each of the parties to the Purchase Agreement; (vi) the compliance by each of the parties to the Purchase Agreement with their respective obligations under the Purchase Agreement; (vii) the absence of a material adverse effect on the business, operations, assets, liabilities or financial condition of PSS and its subsidiaries, taken as a whole; and (viii) the other closing conditions set forth in the Purchase Agreement.

The Company and Buyer have made customary representations, warranties and covenants in the Purchase Agreement, including covenants regarding (i) the operation of PSS’s business prior to closing, (ii) non-competition and non-solicitation obligations by the Company and Buyer following the Transaction and (iii) the parties’ obligations to cooperate in seeking regulatory approvals, including from CFIUS.  The Purchase Agreement contains certain termination rights for each of the Company and Buyer.  The Company and Buyer have agreed to indemnify each other for breaches of representations, warranties and covenants and other customary matters.  The Purchase Agreement does not contain a financing condition and Securitas Security Services USA, Inc., a Delaware corporation, has guaranteed all of the obligations of Buyer, including its obligations with respect to payment of the purchase price.

The foregoing description of the Purchase Agreement, the Transaction and the other actions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 25, 2018 and the terms of which are incorporated herein by reference.
Item 8.01 Other Events.
On February 28, 2018, the Company issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, include, but are not limited to, statements regarding the Company’s ability to complete the Transaction on a timely basis, or at all; the estimated net cash proceeds from the Transaction; the Company’s planned use of the proceeds from the Transaction; and the Company’s business plans and prospects. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the Company’s management and are subject to significant risks and uncertainty, including risks related to the Company’s ability to complete the Transaction; potential adverse reactions or changes to business relationships resulting from the Transaction; unexpected costs, charges, or expenses resulting from the Transaction; and litigation or adverse judgments related to the Transaction. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the risk disclosures in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and in subsequent reports on Form 8-K and other filings made with the SEC by the Company.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Press Release, dated February 28, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Kratos Defense & Security Solutions, Inc.

By:    /s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President and Chief Financial Officer

Date: March 1, 2018

Exhibit 99.1

Press Contact: Yolanda White 858-812-7302 Direct Investor Information: 877-934-4687 investor@kratosdefense.com

Kratos Executes Definitive Agreement to Sell Public Safety & Security Division to Securitas Electronic Security, Inc. for Expected Net Proceeds of Approximately $70 Million

After Transaction Close, Kratos Will Have Successfully Transformed Into a Pure Play Defense Products, Systems and Technology Company

SAN DIEGO, CA, February 28, 2018 - Kratos Defense & Security Solutions, Inc. (Nasdaq: KTOS), a leading National Security Solutions provider, announced today that it has signed a definitive agreement to divest its Public Safety & Security System Integration Business (PSS) for $69 million in cash to Securitas Electronic Security, Inc., subject to a customary net working capital adjustment at closing. Kratos expects to ultimately receive approximately $70 million of net cash proceeds from the transaction, after taking into account amounts to be paid by Kratos pursuant to a negotiated transaction services agreement between the two companies, receipt by Kratos of approximately $7 million in estimated net working capital to be retained by Kratos, and associated transaction fees and expenses.  The transaction is expected to close in the next 90 days, subject to normal and customary closing conditions and regulatory approvals.  The sale of PSS, which will be reflected as a discontinued operation in Kratos’ consolidated financial statements going forward and related comparative historical periods, is expected to significantly improve Kratos’ overall financial position, flexibility and liquidity, reduce Kratos’ net leverage, and improve the Company’s future financial matrices including growth rates, margin and Adjusted EBITDA rates.

Eric DeMarco, Kratos President and CEO, said, “The sale of PSS virtually completes the successful execution of Kratos’ strategy to be a pure play defense high technology, product and systems provider.  This divestiture will allow us even greater focus on our high growth core businesses including unmanned aerial drones, satellite communications, missile defense, training systems and microwave electronics.”

Canaccord Genuity is serving as exclusive financial advisor to Kratos in connection with the transaction and Paul Hastings LLP is serving as legal counsel.

About Kratos Defense & Security Solutions
Kratos Defense & Security Solutions, Inc. (NASDAQ:KTOS) develops transformative, affordable technology for the Department of Defense and commercial customers. Kratos is changing the way breakthrough technology for these industries are brought to market through proactive research and a streamlined development process. Kratos specializes in unmanned systems, satellite communications, cyber security/warfare, microwave electronics, missile defense, training and combat systems. For more information go to www.kratosdefense.com.

Notice Regarding Forward-Looking Statements
Certain statements in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Kratos and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and Kratos undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. Although Kratos believes that the expectations reflected in these forward-looking statements are reasonable, these statements involve many risks and uncertainties that may cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Kratos in general, see the risk disclosures in the Annual Report on Form 10-K of Kratos for the year ended December 31, 2017, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by Kratos.